Exhibit 99.2

Passionately Transforming Cannabis Through Innovation Q122 Earnings Call May 11, 2022

Important Notices & Disclosures

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, our ability to realize revenue from the bookings, backlog, pipeline and transactions described herein, the revenue expected from any Agrify TTK Solutions transactions, projected costs, prospects, plans, customers, objectives of management and expected market growth are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

The words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are only predictions and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, so you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results. These and other risks and uncertainties are described more fully in the section titled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission ("SEC") and our other filings with the SEC. You may access these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information except as required under applicable law.

The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

This presentation contains estimates made, and other statistical data published, by independent parties and by us relating to market size and growth and other data about our industry. We obtained the industry and market data in this presentation from our own research as well as from industry and general publications, surveys and studies conducted by third parties. This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which we operate that are subject to a high degree of uncertainty. We caution you not to give undue weight to such projections, assumptions and estimates.

This presentation is for information purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Agrify Corporation (the "Company'). The information contained herein does not purport to be all-inclusive and neither the Company nor any of its directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the Information contained in this presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of the Company or an investment in the securities. The information contained herein is preliminary and is subject to change and such changes may be material.

This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of the Company. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the Information contained herein to make any decision.

No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of this presentation.

AGRIFY™ | Passionately Transforming Cannabis Through Innovation 2

Q1’22 Review

4 4

5 5 • Extraction Division announces Multimillion dollar agreement with Boone Labs • First customer leveraging full suite of Agrify offerings • $1.5M for 72 VFUs in new 8500 sq. ft. facility • $500K for solventless & hydrocarbon extraction solutions • Extraction Division announces the launch of the PX5 • I ndustry - leading processing solutions with the latest, most advanced and scalable passive hydrocarbon extractor • P roviding increased daily production up to 33% and increasing hourly extract production by over 200%. • The launch of the VFU Rapid Deployment Packs • Pre - configured, quick to install VFU packages including 10 VFU’s, 15 VFU’s, 20 VFU’s, and 28 VFU’s • A ccelerating VFU’s speed to market and streamlining adoption with SSO and MSO’s.

$0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 Q121 Q122 A 271% YoY Increase $26M $7M Q122 Revenue Growth (year over year) 6 Passionately Transforming Cannabis Through Innovation

Q122 New Bookings were $43M Marketing Excellence 5,119 new contacts YTD 43% 38% 9% 8% 2% Extraction Production Success Fees SaaS Fees VFU Purchase Other New Bookings Mix Note: New Bookings Represent Only 3 Years of Contractual Commitments 7 Passionately Transforming Cannabis Through Innovation

Q122 Financial Results Summary 8 Passionately Transforming Cannabis Through Innovation  Revenue = $26.0M vs $7.0M in Q121 o $6.6M, or 94% YoY “organic” increase in revenue ($13.6M vs $7.0M) o TTK construction revenue - $13.2M o Extraction revenue - $12.4M (vs $12.2M in Q421)  Gross Profit = $4.2M, Gross Margin of 16% o Extraction - 33% Gross Margin o Design and Build - 1% Gross Margin (vs 3% standard) o Unbillable work / Construction delay penalties / Overtime  Operating Expenses =$13.9M in Q122 o Includes one - time charges: o Direct Acquisition Costs - $0.6M o Banker Termination Fees - $0.6M o Restructuring Costs - $0.4M o $12.3M Normalized Run Rate (with Depreciation, Amortization and SBC)

Q1'22 Q1'21 (In Thousands) Prelim Actual $$ %% Revenue 26,021$ 7,008$ 19,013$ 271.3% Cost of Goods Sold 21,851 7,548 14,303 189.5% Gross Profit 4,170 (540) 4,710 (872.2)% Gross Margin % 16.0% (7.7)% 23.7% Operating Expenses: G&A 9,759 4,458 5,301 118.9% Sales and Marketing 2,090 616 1,474 239.3% Research and Development 2,084 882 1,202 136.3% Total OpEx 13,933 5,956 7,977 133.9% Operating Loss (9,763) (6,496) (3,267) 50.3% Other Income (Expense): Interest Income (Expense), Net 682 (32) 714 (2231.3)% Gain on Extinguishment of Note Payable - 2,685 (2,685) (100.0)% Total Other Income, Net 682 2,653 (1,971) (74.3)% Income Before Taxes (9,081) (3,843) (5,238) 136.3% Income Tax Benefit (200) - (200) (100.0)% Net Loss (8,881) (3,843) (5,038) 131.1% Income (loss) Non-Controlling Interest 1 (33) 34 (103.0)% Net Loss (8,882)$ (3,810)$ (5,072)$ 133.1% YoY Change Q122 Preliminary Financial Results 9 Passionately Transforming Cannabis Through Innovation First Quarter 2022 Preliminary Financial Results: Q122 Prelim Q121 Actual YoY Change $ % Q122 Results vs Analyst Estimates: ▪ Revenue : Company Guidance: $25.5M ( above) Analyst Average: $25.4M ( above ) Consensus Estimate: $25.4M ( above ) ▪ Gross Profit / Margin % : Analyst Average: $4.0M / 15.7% ( above ) Consensus Estimate: $4.0M / 15.8% ( above ) ▪ S,G&A : Analyst Average: $10.9M ( above ) Q1’22 Impacts: Transaction Costs: $0.6M Investment Banker Termination: $0.6M Restructuring: $0.4M Adjusted S,G&A = $10.2M ( below ) ▪ Operating Expenses : Analyst Average: $12.1M ( above ) Adjusted for One - Time: $12.3M ( above ) ▪ Net Loss : Analyst Average: $8.7M ( above )

(In Thousands) Q1'22 Reconciliation of GAAP Net Income to Adjusted EBTIDA (Non-GAAP): Reported GAAP Net Loss (8,882)$ Income Tax Benefit (200) Interest Income, Net (682) Depreciation and Amortization 1,052 Stock-Based Compensation Expense 953 Direct Acquisition Costs 637 Investment Banker Termination Fees 637 Restructuring Charges 387 Adjusted EBITDA (6,098)$ Adj. EBITDA Per Share (0.25)$ Diluted Shares 24,589 Total Revenue 26,021$ Adj. EBITDA (as % of Revenue) (23.4)% Q122 Adjusted EBITDA (Non - GAAP Financial Measure) 10 Passionately Transforming Cannabis Through Innovation Q122 Adjusted EBITDA Loss: ▪ Compared to Analyst Estimates : Analyst Average: $(5.9)M ( above ) ▪ Compared to High Trail Debt Covenants : Q122 Debt Covenant: $(6.1)M ( AT ) In compliance with Q1’22 Debt Agreement Covenant Q222 Covenant Target: $(5.5)M Q122 We believe Adjusted EBITDA Is a commonly used by investors to evaluate our performance and that of our competitors. However, our use of the term Adjusted EBITDA may vary from that or others in our Industry. Adjusted EBITDA should not be considered as an alternative to net loss before taxes, net loss, loss per share or any other performance measures derived in accordance wit h U .S. GAAP as measures of performance. Adjusted EBITDA has important limitations as an analytical tool and you should not consider it in isolation or as a substitut e f or analysis of our results as reported under U.S. GAAP. Some of the limitations of adjusted EBITDA Include ( i ) adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non - cash char ges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these capital expenditures. Our publi c offering and acquisition - related expenses, including legal, accounting and other professional expenses, reflect cash expenditure s and we expect such expenditures to recur from time - to - time. Our Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA in the same manner as we calculate the measure, li mit ing its usefulness as a comparative measure.

Q122 Balance Sheet - Assets 11 Passionately Transforming Cannabis Through Innovation ▪ Cash/Marketable Securities/Restricted Cash : Combined balance of $93.4M (vs $66.5M as of December 31 st ). Reflects cash infusion of $27M from a private placement transaction and $65M from an initial draw against a debt facility. $30.0M, per debt facility agreement, is restricted, and not accessible to support Company operations. ▪ Inventory: First quarter increase represents the build in inventory associated with both VFU production schedules, the procurement on long lead items as a result of potential supply chain issues and initial deposits on inventory items with new contract manufacturers. ▪ Prepaid Expenses/Other : The increase represents the Company’s renewal of annual insurance policies (D&O, etc.) in the first quarter of 2022. ▪ Loans Receivable : Balance represents advances under TTK financing / construction contracts. All projects, as of March 31, 2022 are in “build phase,” however several construction projects will begin to come online (i.e. complete construction phase) in Q222. ▪ Goodwill and Intangibles : YoY change represents the Company’s acquisition of Lab Society during the first quarter of 2022. The measurement period of the Pure Pressure and Lab Society acquisitions remain open as of March 31, 2022. March 31, December 31, 2022 2021 ASSETS: Cash and Cash Equivalents 25,205$ 12,014$ Retricted Cash 30,000 0 Marketable Securities 38,211 44,550 Accounts Receivable 8,571 7,222 Inventory 38,989 20,498 Prepaid Expenses and Other 6,567 2,452 Total Current Assets 147,543 86,736 Loans Receivable 34,738 22,255 Property and Equipment 7,055 6,232 Right of Use Assets 1,554 1,479 Goodwill and Intangible Assets 70,405 64,162 Other Assets 3,180 1,184 Total Assets 264,475$ 182,048$ (Unaudited) (Audited)

Q122 Balance Sheet - Liabilities 12 Passionately Transforming Cannabis Through Innovation ▪ Accounts Payable : Decrease in AP relates to the first quarter payment of acquired accounts payable balances associated with acquisition, TTK project related payments, etc. in the first quarter of 2022. ▪ Accrued Expenses : Accrued expense balances include accruals associated with acquisition - related liabilities (estimated FV of contingent consideration and FV of shares held - back), sales and use taxes, TTK - related construction costs and compensation - related amounts. ▪ Current/Long Term Debt : The increase in the debt - related balance sheet accounts relates to the net value of the Company’s initial funding ($65.0M) under a debt facility arrangement. March 31, December 31, 2022 2021 LIABILITIES Accounts Payable 3,683$ 9,151$ Accrued Expenses 30,112 28,764 Lease Liabilities, Current 911 814 Long-Term Debt, Current 2,970 1,089 Deferred Revenue 4,182 3,772 Total Current Liabilities 41,858 43,590 Deferred Tax Liabilities 62 0 Other Non-Currnet Liabilities 275 318 Lease Liabilities, Non-Current 689 704 Long-Term Debt 51,154 12 Total Liabilities 94,038$ 44,624$ (In Thousands) (Unaudited) (Audited)

Q122 Balance Sheet – Stockholders Equity 13 Passionately Transforming Cannabis Through Innovation ▪ Common Stock/APIC : Increase is related to current year equity - based activities: ▪ Issuance of shares and warrants in connection with the January 2022 private placement ▪ Issuance of warrants in connection with the March 2022 debt facility arrangement ▪ Q122 Warrant Exercises ▪ Recognition of Stock - Based Compensation ▪ Accumulated Deficit : Change is solely reflective of the current quarter ($8.9)M loss from operations (Unaudited) (Audited) March 31, December 31, 2022 2021 STOCKHOLDERS' EQUITY Common Stock 25$ 21$ Preferred Stock 0 0 Preferred Stock - Class A 0 0 Additional Paid-In Capital 237,903 196,013 Accumulated Deficit (67,857) (58,975) Total Stockholders' Equity 170,071 137,059 Non-Controlling Interests 366 365 Total Liabilities and Stockholders' Equity 264,475$ 182,048$ (In Thousands)

▪ Operating Activities : Cash flow usage is primarily associated with the reported net operating loss in Q122 ($(8.9)M, and inventory build of approximately $(16.0)M and the renewal of current year insurance policies (D&O, etc.) and the capitalization of debt issuance costs. ▪ Investing Activities : Usage of cash in Q122 reflects the increase in loans receivable associated with out TTK construction projects, purchases of property and equipment, the cash paid for the acquisition of Lab Society, which were offset by net redemptions of marketable securities. ▪ Financing Activities : Net cash provided by financing activities related to the net proceeds received by the Company in connection with the January 2022 private placement and the $65.0M in debt financing associated with the initial draw under the debt facility arrangement. ▪ Summary : Overall, in the first quarter of 2022, the Company raised approximately $90.7M in capital which will be deployed to continue to drive top line revenue growth as well as to fund existing construction and VFU production costs associated with our TTK arrangements. March 31, March 31, Net Cash (Used In) Provided By: 2022 2021 Operating Activities (34,171)$ (7,279)$ Investing Activities (13,365) (142) Financing Activities 90,727 137,197 Net Increase in Cash 43,191 129,776 Cash/Restricted Cash - Beginning of Period 12,014 8,111 Cash/Restricted Cash - End of Period 55,205$ 137,887$ (In Thousands) Amounts March 31, 2022: (In Thousands) Cash and Cash Equivalents 25,205$ Restricted Cash 30,000 Marketable Securities 38,211 Total Available Cash/Securities 93,416$ (Unaudited) (Unaudited) Q122 Cash Flow (Condensed Summary) 14 Passionately Transforming Cannabis Through Innovation Amounts

VFU Backlog & Project Status

16 Passionately Transforming Cannabis Through Innovation 11 # of ENGAGEMENTS TTK & NON - TTK 4,569 TOTAL VFUs UNDER CONTRACT $84M ** ANNUAL RECURRING REVENUE $923M TOTAL 10 YEAR CONTRACTUAL BACKLOG 160K * POUNDS PER YEAR Total VFU Engagements Impact ** Estimated annual recurring revenue will be from high - margin SaaS fees and production success * Estimated pounds per year is based on each VFU producing 35 pounds of cannabis flower annually Estimated Projections fees, once all 4,569 VFUs are commissioned and averaging 7 pounds per harvest

17 Passionately Transforming Cannabis Through Innovation $923M of Contractual Backlog Mix 70% 14% 10% 2% 2% 1% 1% Production Success Fees SaaS Fees Design & Build Interest (Build) Extraction Interest (VFU) VFU Purchase Production Success Fees SaaS Design & Build Interest (Build) Extraction VFU Interest Estimated Projections

18 18 In Agrify’s business model, average 7 per harvest 34%

19 Passionately Transforming Cannabis Through Innovation VFU Project Status Updates Customer State VFUs Commissioning First Harvest > TTK ( production success fees & monthly SaaS fees) # of Projected Initial Projected > VFU Sales (monthly SaaS fees) Greenstone CO 239 Q222 Q322 Treehouse NV 132 Q222 Q322 Hannah WA 186 Q222 Q322 True House MA 159 Q223 Q323 Kief USA MA 485 Q223 Q323 Bud & Mary’s MA 572 Q422 Q223 Gold Leaf FL 1,510 Q323 Q423 Loud Wellness NJ 500 Q223 Q323 WhiteCloud NV 196 Q222 Q322 El Mirage AZ 400 Q223 Q223 BioCann Portugal 190 Q123 Q223

FY 2022 Revenue Projections

FY 2022 Revenue Projections NOTE: Agrify projects more than 60% of the projected 2022 revenue will be in the second half of the fiscal year. 21 Passionately Transforming Cannabis Through Innovation A 134% YoY Increase $0 $20 $40 $60 $80 $100 $120 $140 2021 2022 FULL YEAR REVENUE (M)